GUARANTY

         To:


         For valuable consideration and in consideration of any loans, advances or financial accommodations heretofore or hereafter granted by ___________________(hereinafter referred to as "LENDER"), to or for the account of MEDIA DROP-IN PRODUCTIONS, INC. (hereinafter referred to as "BORROWER") and to induce the Lender to enter into the Loan Agreement by and among Lender, ____________, Borrower and the undersigned, of even date herewith (as amended and in effect from time to time the "LOAN AGREEMENT"), together with all of the other Loan Documents (as defined in the Loan Agreement), the undersigned (hereinafter referred to as "GUARANTOR") guaranties the payment and performance from or by Borrower of any and all Obligations from Borrower to Lender. "OBLIGATIONS" shall mean any and all loans and advances made by Lender prior to, on or after the date hereof to or for the account of Borrower, and any and all interest, commissions, obligations, liabilities, indebtedness, charges and expenses now or hereafter chargeable against Borrower by Lender or owing by Borrower to Lender, whether any of the foregoing are direct or indirect, joint or several, absolute or contingent, due or to become due, now existing or hereafter arising, no matter how or when arising and whether under any present or future agreement or instrument between Borrower and Lender or otherwise, and the performance and fulfillment by Borrower of all of the terms, conditions, promises, covenants and provisions contained in the Loan Documents or in any present or future agreement or instrument between Borrower and Lender, and including all costs of collection and expenses, including reasonable attorneys' fees incurred by Lender to collect the Obligations from any party liable for the payment thereof, whether as maker, endorser, guarantor, surety or otherwise, or in protecting, enforcing or realizing upon Lender's rights in connection with any collateral securing the Obligations or any guaranty thereof.

         Guarantor also agrees: to indemnify Lender and hold him harmless against all losses in any way arising out of, or following, or consequential to transactions with the Borrower, whether under the Loan Agreement or the other Loan Documents or otherwise; that this Guaranty shall not be impaired by any modification, supplement, extension or amendment of any contract or agreement to which the parties thereto may hereafter agree, nor by any modification, release or other alteration of any of the Obligations hereby guarantied or of any security therefor, nor by any agreements or arrangements whatsoever with the Borrower or anyone else; that the liability of Guarantor hereunder is direct and unconditional and may be enforced without requiring Lender first to resort to any other right, remedy or security; that Guarantor shall not have any right of subrogation, reimbursement or indemnity whatsoever, nor any right of recourse to security for the debts and Obligations of the Borrower to Lender, unless and until all of said debts and Obligations have been paid in full; that if the Borrower should at any time become insolvent or make a general assignment, or if any petition in bankruptcy or any insolvency or reorganization proceedings shall be filed or commenced by, against or in respect of the Borrower or Guarantor, any and all Obligations of Guarantor shall, at Lender's option, forthwith become due and payable without notice; that Lender's books and records showing the account between Lender and Borrower shall be admissible in any action or proceeding, shall be binding upon Guarantor for the purpose of establishing the items therein set forth and shall constitute prima facie proof thereof; that nothing shall discharge or satisfy the liability of Guarantor hereunder except the full payment and performance of all of the Obligations to Lender with interest; that any and all present and future debts and liabilities of the Borrower to Guarantor are hereby postponed in favor of and subordinated to the full payment and performance of all present and future debts and Obligations of the Borrower to Lender (provided, however, that until the occurrence of an Event of Default, as defined in the Loan Agreement, payments on account of such debts and liabilities may be made by Borrower in the ordinary course); and that all sums at any time in Lender's possession shall be deemed held by Lender as security for any and all Obligations to Lender, no matter how or when arising, whether absolute or contingent, whether due or to become due and whether under this Guaranty or otherwise. Guarantor hereby gives Lender a lien and right of setoff upon an Event of Default (as defined in the Loan Agreement) for all of the Obligations upon and against the deposits, credits and property of Guarantor now or hereafter in lender's possession or control or in transit to Lender. Lender may at any time apply the same or any part thereof to any of the Obligations, though unmatured, without notice and without first resorting to any other collateral.

         Guarantor waives: notice of acceptance hereof; presentment and protest of any instrument, and notice thereof; notice of default; and all other notices to which Guarantor might otherwise be entitled.

         This Guaranty shall be valid and binding upon Guarantor, regardless of any invalidity, irregularity, defect or unenforceability of or in any of the Obligations. Guarantor further agrees that this Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time payment of all or any part of the Obligations is rescinded or otherwise must be restored by Lender to the Borrower or to the creditors of the Borrower or any representative of the Borrower or representative of its creditors upon the insolvency, bankruptcy or reorganization of the Borrower, or to Guarantor or the creditors of Guarantor or any representative of Guarantor or representative of the creditors of Guarantor upon the insolvency, bankruptcy or reorganization of Guarantor, or otherwise, all as though such payments had not been made.

         Guarantor acknowledges that the transactions under which this Guaranty is a part are commercial transactions, and Guarantor hereby waives such rights as Guarantor may have to notice and/or hearing under any applicable federal or state laws pertaining to the exercise by Lender of such rights as Lender may have, including but not limited to the right to deprive Guarantor of or affect the use of or possession or enjoyment of Guarantor's property prior to the rendition of a final judgment against Guarantor.

         Guarantor hereby waives the right to trial by jury in any action or proceeding of any kind or nature in any court in which an action may be commended arising out of this Guaranty or any assignment thereof.

         For the purpose of this Guaranty, "BORROWER" shall mean and include any successor of Borrower including Borrower as Debtor or any representative of Borrower under the provisions of any state or federal law governing bankruptcy, insolvency, receivership or reorganization.

         This Guaranty, all acts and transactions hereunder, and the rights and obligations of the parties hereto shall be governed, construed and interpreted according to the laws of the State of Connecticut, shall be binding upon the successors and assigns of Guarantor and shall inure to the benefit of Lender's heirs, executors, administrators, successors and assigns.

Dated:   September 8, 2000




                                                        MDI ENTERTAINMENT, INC.

                                                By:

                                                    Its Chief Financial Officer
                                                              Duly Authorized